UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08426

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2008

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein International Growth Fund

December 31, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 19, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Growth Fund (the “Fund”) for the semi-annual reporting period ended December 31, 2007.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Fund’s portfolio normally consists of approximately 100-130 stocks. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

Investment Results

The table on page 4 provides the performance results for the Fund and its benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-U.S.) Index (net and gross) and the MSCI World (ex-U.S.) Index (net) for the six- and 12-month periods ended December 31, 2007.

The Fund’s Class A shares without sales charges outperformed both benchmarks for the six- and 12-month periods ended December 31, 2007. This outperformance was due almost entirely to stock selection. Sector positioning, a by-product of stock selection, detracted from overall Fund performance. The Fund was underweight versus its benchmark in materials, a sector that performed well in 2007, and overweight in health care, which did not perform as well. This performance was partly offset by an underweight versus the benchmark in financials stocks, which performed poorly, and an overweight in telecommunications stocks, which performed well. From a country perspective, being overweight in Brazil added to performance, as this market did exceptionally well; being underweight in poorly performing Japan was also a benefit. Favorable stock selection in the United Kingdom and France had a positive impact on the Fund’s performance, while stock selection in Korea and Indonesia was less positive.

Market Review and Investment Strategy

After a stellar year in 2006, equity-market returns, with the exception of emerging markets, were generally more muted in 2007. Returns also varied significantly by currency due to the ongoing depreciation of the U.S. dollar.

Although the first half of the year was relatively calm, the second half was dominated by anxiety about escalating losses among banks and insurers on mortgage-backed securities (MBS). Though originated in the U.S. subprime mortgage market, these securities had been repackaged and traded across the globe. Often, it was unclear who was left holding the paper or what its true value was.

The result was a dichotomy between underlying economic activity, which continued to experience muted but real

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	1

growth, and credit markets, where widening spreads suggested deepening distress. Interest rates in the interbank market remained high as banks hoarded money to guard themselves against fund shortages despite central-bank efforts to maintain liquidity.

Although the U.S. was the source of these global credit concerns, economic growth forecasts generally fall short of calling for a U.S. recession in 2008. Demand for U.S. exports, which stand to gain share because of the weak U.S. dollar, seems likely to mitigate the drag from the weak housing market. Growth is expected to decline in most large developed markets, including Canada, the U.K., most large European countries and Japan. The same is true of Australia, although its anticipated gross domestic product (GDP) growth of more than 3% still stands out among developed markets, thanks to the buoyancy of the country’s large resources industry. Still, capacity constraints and the strong Australian dollar stand to mute profit growth.

Growth in emerging markets, on the other hand, appears solid. Up until the last few years, growth in emerging markets largely reflected rising demand from developed countries.

However, currently industrialized economies increasingly benefit from orders from developing nations.

In aggregate, slowing global economic growth is a broadly positive trend for both growth and large-capitalization stocks. If positive earnings surprises become less plentiful, companies that continue to deliver them stand to be more richly rewarded. In times of uncertainty, investors also tend to gravitate toward larger companies thought to be more stable. Within developed markets, these are also the companies most likely to have emerging-markets exposure. Although small caps as a style may be losing favor, the growth component within that segment also appears to be more attractive.

The Fund’s overall investment strategy, with a focus on research-driven stock selection, remains intact. During the period, the Fund’s International Growth Portfolio Oversight Group continued to place emphasis on companies it believes will exhibit future growth rates that exceed the market’s expectations. The Fund remained well-diversified with strong representation in both developed and emerging markets, and in a wide array of economic sectors.

2	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (ex-U.S.) Index (net) nor the unmanaged MSCI All Country (AC) World (ex-U.S.) Index (net and gross) reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-U.S.) Index (net and gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The MSCI World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in 23 developed market countries, excluding the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World (ex-U.S.) Index values are calculated using net returns. The MSCI AC World (ex-U.S.) Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits.

A Word About Risk

Substantially all of the Fund’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as those presented by illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED DECEMBER 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein International Growth Fund
Class A	6.24%	17.14%

Class B	5.91%	16.29%

Class C	5.90%	16.33%

Advisor Class*	6.43%	17.55%

Class R*	6.09%	16.78%

Class K*	6.28%	17.20%

Class I*	6.49%	17.62%

MSCI All Country (AC) World (ex-U.S.) Index (net)	3.92%	16.65%

MSCI All Country (AC) World (ex-U.S.) Index (gross)	4.04%	17.12%

MSCI World (ex-U.S.) Index (net)	1.05%	12.44%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	17.14%	12.16%
5 Years	25.76%	24.69%
10 Years	11.87%	11.38%

Class B Shares
1 Year	16.29%	12.29%
5 Years	24.81%	24.81%
10 Years(a)	11.20%	11.20%

Class C Shares
1 Year	16.33%	15.33%
5 Years	24.84%	24.84%
10 Years	11.05%	11.05%

Advisor Class Shares†
1 Year	17.55%	17.55%
5 Years	26.18%	26.18%
10 Years	12.23%	12.23%

Class R Shares†
1 Year	16.78%	16.78%
Since Inception*	19.62%	19.62%

Class K Shares†
1 Year	17.20%	17.20%
Since Inception*	19.96%	19.96%

Class I Shares†
1 Year	17.62%	17.62%
Since Inception*	20.37%	20.37%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.27%, 2.01%, 1.98%, 0.97%, 1.56%, 1.26% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K, and Class I are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	12.16%
5 Years	24.69%
10 Years	11.38%

Class B Shares
1 Year	12.29%
5 Years	24.81%
10 Years(a)	11.20%

Class C Shares
1 Year	15.33%
5 Years	24.84%
10 Years	11.05%

Advisor Class Shares†
1 Year	17.55%
5 Years	26.18%
10 Years	12.23%

Class R Shares†
1 Year	16.78%
Since Inception*	19.62%

Class K Shares†
1 Year	17.20%
Since Inception*	19.96%

Class I Shares†
1 Year	17.62%
Since Inception*	20.37%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007		Ending Account Value December 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,062.38	$1,019.10	$6.22	$6.09
Class B	$1,000	$1,000	$1,059.08	$1,015.38	$10.04	$9.83
Class C	$1,000	$1,000	$1,058.98	$1,015.53	$9.89	$9.68
Advisor Class	$1,000	$1,000	$1,064.34	$1,020.61	$4.67	$4.57
Class R	$1,000	$1,000	$1,060.88	$1,017.70	$7.67	$7.51
Class K	$1,000	$1,000	$1,062.78	$1,018.85	$6.48	$6.34
Class I	$1,000	$1,000	$1,064.87	$1,020.86	$4.41	$4.32
*	Expenses are equal to the classes’ annualized expense ratios of 1.20%, 1.94%, 1.91%, 0.90%, 1.48%, 1.25% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,341.3

*	All data are as of December 31, 2007. The Fund’s country and sector breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent less than 2.1% weightings in the following countries: Canada, Cayman Islands, Czech Republic, Finland, Hong Kong, India, Israel, Luxembourg, Mexico, Netherlands, South Korea, Sweden, Taiwan, Turkey and United Arab Emirates.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

8	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS

December 31, 2007 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Rio Tinto PLC	$95,649,818	2.9%
Banco Santander Central Hispano SA	94,260,205	2.8
Petroleo Brasileiro SA (Sponsored)	83,432,362	2.5
Xstrata PLC	79,864,801	2.4
Total SA	78,437,034	2.3
Gazprom OAO (Sponsored)	75,338,254	2.3
National Bank of Greece SA	74,175,008	2.2
Siemens AG	73,474,899	2.2
Julius Baer Holding AG	68,516,752	2.0
Cia Vale do Rio Doce (ADR and Sponsored ADR)	66,487,940	2.0
	$789,637,073	23.6%

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.8%
Financials – 21.3%
Capital Markets – 8.4%
3i Group PLC	899,506	$17,809,593
Credit Suisse Group	491,825	29,605,680
Gottex Fund Management Holdings Ltd.(a)	553,750	33,944,486
ICAP PLC	1,407,068	20,276,624
Julius Baer Holding AG	835,008	68,516,752
Macquarie Group Ltd.	724,961	48,505,263
Man Group PLC	3,208,358	36,420,621
UBS AG (Swiss Virt-X)	543,088	25,040,523

		280,119,542

Commercial Banks – 10.7%
Banco Santander Central Hispano SA	4,364,305	94,260,205
Industrial & Commercial Bank of China, Ltd.–Class H	83,060,000	58,964,568
Investimentos Itau SA	6,978,999	46,069,235
National Bank of Greece SA	1,081,663	74,175,008
Standard Chartered PLC	1,385,274	50,557,868
Turkiye Is Bankasi–Class C	5,721,713	35,740,877

		359,767,761

Diversified Financial Services – 1.3%
Deutsche Boerse AG	120,390	23,629,401
FirstRand Ltd.	6,825,694	19,688,332

		43,317,733

Insurance – 0.9%
Assicurazioni Generali SpA	656,951	29,737,604
Discovery Holdings Ltd.	1	4

		29,737,608

		712,942,644

Industrials – 10.6%
Aerospace & Defense – 1.3%
BAE Systems PLC	4,410,222	43,766,766

Airlines – 0.5%
easyJet PLC(a)	1,388,371	16,863,492

Commercial Services & Supplies – 0.8%
Capita Group PLC	866,983	12,019,275
Michael Page International PLC	2,613,073	14,876,528

		26,895,803

Construction & Engineering – 0.4%
China Communications Construction Co. Ltd.–Class H	5,347,000	13,823,449

Electrical Equipment – 0.7%
ABB Ltd.	874,583	25,215,785

Industrial Conglomerates – 2.2%
Siemens AG	463,975	73,474,899

10	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 1.9%
Atlas Copco AB–Class A	2,433,052	$36,163,227
Hitachi Construction Machinery Co. Ltd.	461,300	13,693,678
Komatsu Ltd.	462,900	12,414,594

		62,271,499

Trading Companies & Distributors – 2.5%
Mitsubishi Corp.	1,371,400	37,116,512
Mitsui & Co. Ltd.	2,173,000	45,377,980

		82,494,492

Transportation Infrastructure – 0.3%
Cia de Concessoes Rodoviarias	452,100	6,984,691
DP World Ltd.(a)	2,812,600	3,431,372

		10,416,063

		355,222,248

Energy – 10.6%
Energy Equipment & Services – 1.2%
Integra Group Holdings (GDR)(a)(b)	595,910	10,082,797
Technip SA	231,652	18,425,883
WorleyParsons Ltd.	242,400	10,919,998

		39,428,678

Oil, Gas & Consumable Fuels – 9.4%
China Shenhua Energy Co. Ltd.–Class H	4,006,500	23,601,375
Gazprom OAO (Sponsored) (ADR)	1,328,717	75,338,254
Oil Search Ltd.	5,358,699	22,609,925
Petroleo Brasileiro SA (Sponsored) (ADR)	867,100	83,432,362
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	759,707	32,070,920
Total SA	947,304	78,437,034

		315,489,870

		354,918,548

Consumer Discretionary – 10.2%
Auto Components – 0.7%
Denso Corp.	538,100	21,897,570

Automobiles – 2.5%
Fiat SpA	1,759,101	45,270,472
Porsche AG	11,462	23,066,809
Suzuki Motor Corp.	473,100	14,183,634

		82,520,915

Hotels, Restaurants & Leisure – 1.4%
Accor SA	229,580	18,352,775
Ladbrokes PLC	2,124,672	13,561,905
OPAP, SA	324,624	12,978,768

		44,893,448

Household Durables – 1.1%
Gafisa SA (ADR)(a)	336,000	12,583,200
Matsushita Electric Industrial Co. Ltd.	858,000	17,581,170
Urbi Desarrollos Urbanos SA de C.V.(a)	2,255,000	7,789,185

		37,953,555

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Equipment & Products – 0.5%
Nikon Corp.	467,000	$15,886,554

Media – 2.7%
Eutelsat Communications	792,424	23,531,468
Grupo Televisa SA (Sponsored) (ADR)	610,600	14,513,962
Naspers Ltd.–Class N	900,692	21,318,053
SES FDR	573,478	15,068,686
WPP Group PLC	1,205,768	15,447,219

		89,879,388

Multiline Retail – 0.7%
Lotte Shopping Co. Ltd.	55,767	24,435,987

Specialty Retail – 0.6%
Inditex SA	259,239	15,686,516
Praktiker Bau-und Heimwerkermaerkte AG	195,884	5,677,926

		21,364,442

		338,831,859

Materials – 9.7%
Metals & Mining – 9.7%
BHP Billiton PLC	1,548,958	47,233,002
Cia Vale do Rio Doce (ADR)	883,050	28,849,244
Cia Vale do Rio Doce (Sponsored) (ADR)	1,345,200	37,638,696
Equinox Minerals Ltd.(a)	4,193,096	23,197,025
Rio Tinto PLC	908,854	95,649,818
Usinas Siderurgicas de Minas Gerais SA	260,100	12,128,258
Xstrata PLC	1,138,148	79,864,801

		324,560,844

Telecommunication Services – 8.2%
Diversified Telecommunication Services – 2.0%
Global Village Telecom Holding SA(a)	429,400	8,624,185
Iliad SA	82,238	8,844,181
Telefonica SA	1,501,585	48,675,800

		66,144,166

Wireless Telecommunication Services – 6.2%
America Movil SAB de CV Series L (ADR)	534,418	32,807,921
Bharti Airtel Ltd.(a)	584,262	14,613,889
China Mobile Ltd.	695,500	12,111,783
MTN Group Ltd.	1,473,865	27,605,001
Turkcell Iletisim Hizmet AS	1,620,808	17,802,410
Vimpel–Communications (ADR)	1,040,000	43,264,000
Vodafone Group PLC	15,818,371	59,380,163

		207,585,167

		273,729,333

Information Technology – 6.7%
Communications Equipment – 2.0%
Nokia OYJ	1,077,579	41,397,637

12	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Research In Motion(a)	209,059	$23,842,830

		65,240,467

Computers & Peripherals – 0.4%
InnoLux Display Corp. (GDR)(a)(b)	1,885,497	12,821,380

Electronic Equipment & Instruments – 1.1%
HON HAI Precision Industry Co. Ltd. (GDR)(b)	716,776	8,888,022
Murata Manufacturing Co. Ltd.	167,000	9,589,911
Nippon Electric Glass Co. Ltd.	1,182,000	19,227,644

		37,705,577

IT Services – 0.9%
Cap Gemini SA	475,333	29,865,446

Office Electronics – 1.3%
Konica Minolta Holdings, Inc.	2,379,000	41,706,265

Semiconductors & Semiconductor Equipment – 0.7%
Advanced Semiconductor Engineering, Inc.	14,525,000	14,470,007
MediaTek, Inc.	738,000	9,459,574

		23,929,581

Software – 0.3%
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	330,700	11,025,538

		222,294,254

Consumer Staples – 6.6%
Beverages – 1.0%
Fomento Economico Mexicano SAB de CV (ADR)	246,200	9,397,454
Pernod–Ricard SA	104,330	24,077,451

		33,474,905

Food Products – 2.0%
Nestle SA	144,622	66,409,020

Personal Products – 1.5%
L’Oreal SA	341,656	48,924,207

Tobacco – 2.1%
British American Tobacco PLC	813,109	31,786,866
Japan Tobacco, Inc.	6,848	40,490,491

		72,277,357

		221,085,489

Health Care – 6.2%
Biotechnology – 0.7%
CSL Ltd./Australia	722,676	22,894,344

Health Care Equipment & Supplies – 1.4%
Essilor International SA	579,864	36,988,237
Nobel Biocare Holding AG	44,022	11,723,943

		48,712,180

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 4.1%
Merck KGaA	169,980	$22,199,679
Novartis AG	642,522	35,137,835
Roche Holding AG	222,107	38,394,701
Stada Arzneimittel AG	232,099	14,372,183
Teva Pharmaceutical Industries Ltd. (ADR)	573,895	26,674,640

		136,779,038

		208,385,562

Utilities – 3.7%
Electric Utilities – 1.4%
CEZ	423,143	31,452,310
Cia Energetica de Minas Gerais (Sponsored) (ADR)	805,900	14,876,914

		46,329,224

Independent Power Producers & Energy Traders – 0.8%
International Power PLC	2,986,033	26,916,797

Multi – Utilities – 1.5%
Suez SA	427,493	29,097,689
Veolia Environnement	224,427	20,442,750

		49,540,439

		122,786,460

Total Common Stocks (cost $2,604,955,812)		3,134,757,241

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 5.6%
Time Deposit – 5.6%
BNP GTWN 3.25%, 1/02/08 (cost $185,500,000)	$185,500	185,500,000

Total Investments – 99.4% (cost $2,790,455,812)		3,320,257,241
Other assets less liabilities – 0.6%		21,065,761

Net Assets – 100.0%		$3,341,323,002

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate market value of these securities amounted to $31,792,199 or 1.0% of net assets.

Glossary:

ADR	– American Depositary Receipt

GDR	– Global Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2007 (unaudited)

Assets
Investments in securities, at value (cost $2,790,455,812)	$3,320,257,241
Foreign cash, at value (cost $14,084,345)	14,096,040
Receivable for investment securities sold and foreign currency contracts sold	36,610,987
Receivable for capital stock sold	26,297,101
Dividends and interest receivable	3,047,350

Total assets	3,400,308,719

Liabilities
Due to custodian	226,154
Payable for investment securities purchased and foreign currency contracts purchased	42,246,503
Payable for capital stock redeemed	12,970,320
Advisory fee payable	2,013,193
Distribution fee payable	1,133,250
Transfer Agent fee payable	60,101
Administrative fee payable	26,672
Accrued expenses	309,524

Total liabilities	58,985,717

Net Assets	$3,341,323,002

Composition of Net Assets
Capital stock, at par	$163,888
Additional paid-in capital	2,792,565,406
Accumulated net investment loss	(306,962)
Accumulated net realized gain on investment and foreign currency transactions	19,284,737
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	529,615,933

$3,341,323,002

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$2,086,910,901	100,558,635	$20.75	*

B	$138,688,032	7,299,510	$19.00

C	$564,238,186	29,648,745	$19.03

Advisor	$457,810,800	21,856,319	$20.95

R	$52,685,010	2,552,000	$20.64

K	$11,275,425	544,481	$20.71

I	$29,714,648	1,428,155	$20.81

*	The maximum offering price per share for Class A shares was $21.67 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2007 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $2,089,663)	$20,674,908
Interest	3,186,386	$23,861,294

Expenses
Advisory fee (see Note B)	10,823,813
Distribution fee—Class A	2,764,601
Distribution fee—Class B	694,481
Distribution fee—Class C	2,513,306
Distribution fee—Class R	105,169
Distribution fee—Class K	12,118
Transfer agency—Class A	872,906
Transfer agency—Class B	94,495
Transfer agency—Class C	265,415
Transfer agency—Advisor Class	181,216
Transfer agency—Class R	35,710
Transfer agency—Class K	9,415
Transfer agency—Class I	4,565
Custodian	784,392
Registration	140,902
Printing	88,688
Administrative	54,924
Audit	30,084
Legal	24,564
Directors’ fees	19,538
Miscellaneous	25,990

Total expenses	19,546,292
Less: expense offset arrangement (see Note B)	(79,740)

Net expenses		19,466,552

Net investment income		4,394,742

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		70,335,745	(a)
Foreign currency transactions		(1,643,449)
Net change in unrealized appreciation/depreciation of:
Investments		99,860,840
Foreign currency denominated assets and liabilities		207,321

Net gain on investments and foreign currency transactions		168,760,457

Net Increase in Net Assets from Operations		$173,155,199

(a)	Net of foreign capital gain taxes of $623.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007
Increase in Net Assets from Operations
Net investment income	$4,394,742	$20,301,817
Net realized gain on investments and foreign currency transactions	68,692,296	145,276,324
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	100,068,161	292,610,046

Net increase in net assets from operations	173,155,199	458,188,187
Dividends and Distributions to Shareholders from
Net investment income
Class A	(15,438,794)	(8,713,979)
Class B	(361,602)	(427,133)
Class C	(1,378,416)	(955,463)
Advisor Class	(4,263,259)	(1,535,108)
Class R	(327,559)	(131,568)
Class K	(89,448)	(30,376)
Class I	(303,000)	(32,759)
Net realized gain on investments and foreign currency transactions
Class A	(111,480,309)	(42,264,075)
Class B	(8,636,651)	(5,028,642)
Class C	(32,923,234)	(11,223,425)
Advisor Class	(23,533,185)	(5,712,288)
Class R	(2,805,711)	(629,771)
Class K	(590,931)	(113,595)
Class I	(1,581,201)	(115,299)
Capital Stock Transactions
Net increase	783,640,125	816,505,793

Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	108,177

Total increase	753,082,024	1,197,888,676
Net Assets
Beginning of period	2,588,240,978	1,390,352,302

End of period (including accumulated net investment loss and undistributed net investment income of $(306,962) and $17,460,374, respectively)	$3,341,323,002	$2,588,240,978

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein International Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing

18	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	19

Notes to Financial Statements

foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of

20	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective May 16, 2005, the Adviser voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2007, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund paid $54,924 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $632,606 for the six months ended December 31, 2007.

For the six months ended December 31, 2007, the Fund’s expenses were reduced by $79,740 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $188,752 from the sale of Class A shares and received $30,076, $89,741 and $73,756 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2007.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2007, amounted to $3,412,120, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	21

Notes to Financial Statements

provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,824,244, $4,021,818, $246,651 and $52,532 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,744,324,890	$1,232,814,805
U.S. government securities	– 0 –	– 0 –

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$597,216,080
Gross unrealized depreciation	(67,414,651)

Net unrealized appreciation	$529,801,429

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

22	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

The Fund’s custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007

Class A
Shares sold	31,601,098	41,527,443	$669,390,046	$797,130,568

Shares issued in reinvestment of dividends and distributions	–0–	2,335,533	–0–	41,502,420

Shares converted from Class B	466,886	689,795	9,975,213	13,276,316

Shares redeemed	(9,721,229)	(22,571,353)	(205,226,861)	(420,214,265)

Net increase	22,346,755	21,981,418	$474,138,398	$431,695,039

Class B
Shares sold	1,293,161	2,073,316	$25,128,231	$36,122,300

Shares issued in reinvestment of dividends and distributions	–0–	264,879	–0–	4,344,023

Shares converted to Class A	(509,149)	(748,770)	(9,975,213)	(13,276,316)

Shares redeemed	(621,890)	(1,462,140)	(12,017,431)	(25,341,900)

Net increase	162,122	127,285	$3,135,587	$1,848,107

Class C
Shares sold	8,152,964	11,543,894	$158,620,285	$205,195,534

Shares issued in reinvestment of dividends and distributions	–0–	490,588	–0–	8,055,455

Shares redeemed	(1,678,159)	(2,273,440)	(32,423,731)	(40,158,114)

Net increase	6,474,805	9,761,042	$126,196,554	$173,092,875

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	23

Notes to Financial Statements

	Shares		Amount
	Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007

Advisor Class
Shares sold	9,346,986	11,284,250	$199,750,687	$216,674,101

Shares issued in reinvestment of dividends and distributions	–0–	261,686	–0–	4,686,804

Shares redeemed	(2,663,114)	(2,712,225)	(57,121,017)	(52,293,174)

Net increase	6,683,872	8,833,711	$142,629,670	$169,067,731

Class R
Shares sold	1,524,827	1,314,834	$32,211,107	$24,613,734

Shares issued in reinvestment of dividends and distributions	–0–	42,849	–0–	759,277

Shares redeemed	(401,161)	(341,635)	(8,386,725)	(6,604,423)

Net increase	1,123,666	1,016,048	$23,824,382	$18,768,588

Class K
Shares sold	193,741	407,338	$4,094,203	$7,772,637

Shares issued in reinvestment of dividends and distributions	–0–	8,115	–0–	143,968

Shares redeemed	(41,606)	(67,961)	(882,414)	(1,346,086)

Net increase	152,135	347,492	$3,211,789	$6,570,519

Class I
Shares sold	500,990	794,944	$10,528,679	$15,833,667

Shares issued in reinvestment of dividends and distributions	–0–	3,141	–0–	55,873

Shares redeemed	(1,181)	(16,851)	(24,934)	(318,429)

Net increase	499,809	781,234	$10,503,745	$15,571,111

During the year ended June 30, 2007, the Fund received $108,177 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

24	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the six months ended December 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2008 will be determined at the end of the current fiscal year.

The tax character of distributions paid for the year ending June 30, 2007 and June 30, 2006 were as follows:

	June 30, 2007	June 30, 2006
Distributions paid from:
Ordinary income	$16,540,193	$2,956,632
Long-term capital gain	60,373,288	4,795,688

Total taxable distributions	76,913,481	7,752,320

Total distributions paid	$76,913,481	$7,752,320

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	25

Notes to Financial Statements

As of June 30, 2007, the components of accumulated earning/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$93,031,245
Undistributed long-term capital gains	60,286,670
Unrealized appreciation/(depreciation)	425,834,152	(a)

Total accumulated earnings/(deficit)	$579,152,067	(b)

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and to Passive Foreign Investment Company (“PFIC”) mark-to-market gain recognition.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

26	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2007 (unaudited)		Year Ended June 30,
			2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 20.85		$ 16.93		$ 13.72		$ 11.15		$ 8.38		$ 8.19

Income From Investment Operations
Net investment income(a)	.04		.23		.20		.15	(b)	.05	(b)(c)	.02
Net realized and unrealized gain on investment and foreign currency transactions	1.27		4.56		3.22		2.46		2.76		.17
Contribution from Adviser	– 0	–	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.31		4.79		3.42		2.61		2.81		.19

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.15)		(.09)		(.04)		(.04)		– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.24)		(.72)		(.12)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.41)		(.87)		(.21)		(.04)		(.04)		– 0	–

Net asset value, end of period	$ 20.75		$ 20.85		$ 16.93		$ 13.72		$ 11.15		$ 8.38

Total Return
Total investment return based on net asset value(e)	6.24%		29.16%		25.11%		23.44%		33.57%		2.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,086,911		$1,630,491		$952,036		$310,073		$202,899		$163,406
Ratio to average net assets of:
Expenses, net of waivers/reimbursement	1.20	%(f)	1.27%		1.43	%(g)	1.57%		1.89%		2.29%
Expenses, before waivers/reimbursement	1.20	%(f)	1.27%		1.43	%(g)	1.61%		2.04%		2.29%
Net investment income	.42	%(f)	1.21%		1.26	%(g)	1.17	%(b)	.49	%(b)(c)	.23%
Portfolio turnover rate	44%		68%		59%		47%		50%		29%

See footnote summary on page 34.

28	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended December 31, 2007 (unaudited)		Year Ended June 30,
			2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 19.15		$ 15.65		$ 12.72		$ 10.38		$ 7.84		$ 7.72

Income From Investment Operations
Net investment income (loss)(a)	(.03)		.06		.05		.04	(b)	(.03	)(b)(c)	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	1.17		4.22		3.01		2.30		2.57		.16
Contribution from Adviser	– 0	–	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.14		4.28		3.06		2.34		2.54		.12

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.06)		(.01)		– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.24)		(.72)		(.12)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.29)		(.78)		(.13)		– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 19.00		$ 19.15		$ 15.65		$ 12.72		$ 10.38		$ 7.84

Total Return
Total investment return based on net asset value(e)	5.91%		28.18%		24.18%		22.54%		32.40%		1.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$138,688		$136,704		$109,706		$66,613		$56,959		$48,183
Ratio to average net assets of:
Expenses, net of waivers/ reimbursement	1.94	%(f)	2.00%		2.18	%(g)	2.33%		2.67%		3.08%
Expenses, before waivers/ reimbursement	1.94	%(f)	2.01%		2.18	%(g)	2.37%		2.82%		3.08%
Net investment income (loss)	(.34	)%(f)	.37%		.33	%(g)	.33	%(b)	(.30	)%(b)(c)	(.61)%
Portfolio turnover rate	44%		68%		59%		47%		50%		29%

See footnote summary on page 34.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2007 (unaudited)		Year Ended June 30,
			2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 19.18		$ 15.67		$ 12.72		$ 10.38		$ 7.84		$ 7.72

Income From Investment Operations
Net investment income (loss)(a)	(.03)		.10		.13		.06	(b)	(.02	)(b)(c)	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	1.17		4.19		2.95		2.28		2.56		.16
Contribution from Adviser	– 0	–	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.14		4.29		3.08		2.34		2.54		.12

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.06)		(.01)		– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.24)		(.72)		(.12)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.29)		(.78)		(.13)		– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 19.03		$ 19.18		$ 15.67		$ 12.72		$ 10.38		$ 7.84

Total Return
Total investment return based on net asset value(e)	5.90%		28.21%		24.34%		22.54%		32.40%		1.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$564,238		$ 444,496		$210,147		$29,957		$16,005		$ 12,092
Ratio to average net assets of:
Expenses, net of waivers/reimbursement	1.91	%(f)	1.98%		2.13	%(g)	2.29%		2.65%		3.06%
Expenses, before waivers/reimbursement	1.91	%(f)	1.98%		2.13	%(g)	2.33%		2.80%		3.06%
Net investment income(loss)	(.30	)%(f)	.55%		.85	%(g)	.55	%(b)	(.26	)%(b)(c)	(.57)%
Portfolio turnover rate	44%		68%		59%		47%		50%		29%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2007 (unaudited)		Year Ended June 30,
			2007		2006		2005		2004		2003

Net asset value, beginning of period	$ 21.05		$ 17.08		$ 13.82		$ 11.22		$ 8.44		$ 8.21

Income From Investment Operations
Net investment income(a)	.08		.31		.29		.22	(b)	.13	(b)(c)	.06
Net realized and unrealized gain on investment and foreign currency transactions	1.29		4.57		3.21		2.45		2.72		.17
Contribution from Adviser	– 0	–	– 0	–(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.37		4.88		3.50		2.67		2.85		.23

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.19)		(.12)		(.07)		(.07)		– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.24)		(.72)		(.12)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.47)		(.91)		(.24)		(.07)		(.07)		– 0	–

Net asset value, end of period	$ 20.95		$ 21.05		$ 17.08		$ 13.82		$ 11.22		$ 8.44

Total Return
Total investment return based on net asset value(e)	6.43%		29.51%		25.57%		23.86%		33.81%		2.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$457,811		$319,322		$108,237		$8,404		$2,817		$744
Ratio to average net assets of:
Expenses, net of waivers/reimbursement	.90	%(f)	.97%		1.13	%(g)	1.25%		1.54%		1.98%
Expenses, before waivers/ reimbursement	.90	%(f)	.97%		1.13	%(g)	1.29%		1.69%		1.98%
Net investment income	.72	%(f)	1.62%		1.81	%(g)	1.74	%(b)	1.29	%(b)(c)	.74%
Portfolio turnover rate	44%		68%		59%		47%		50%		29%

See footnote summary on page 34.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2007 (unaudited)		Year Ended June 30,				March 1, 2005(h) to June 30, 2005
			2007		2006

Net asset value, beginning of period	$ 20.75		$ 16.90		$ 13.72		$ 14.08

Income From Investment Operations
Net investment income(a)	.02		.20		.29		.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26		4.52		3.09		(.48)
Contribution from Adviser	– 0	–	– 0	–(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.28		4.72		3.38		(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.15)		(.08)		– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.24)		(.72)		(.12)		– 0	–

Total dividends and distributions	(1.39)		(.87)		(.20)		– 0	–

Net asset value, end of period	$ 20.64		$ 20.75		$ 16.90		$ 13.72

Total Return
Total investment return based on net asset value(e)	6.09%		28.80%		24.83%		(2.56	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,685		$29,638		$6,969		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.48	%(f)	1.56%		1.67	%(g)	1.58	%(f)
Expenses, before waivers/ reimbursements	1.48	%(f)	1.56%		1.67	%(g)	1.58	%(f)
Net investment income	.18	%(f)	1.02%		1.76	%(g)	2.59	%(f)
Portfolio turnover rate	44%		68%		59%		47%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2007 (unaudited)		Year Ended June 30,				March 1, 2005(h) to June 30, 2005
			2007		2006

Net asset value, beginning of period	$ 20.82		$ 16.95		$ 13.73		$ 14.08

Income From Investment Operations
Net investment income(a)	.04		.31		.34		.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.28		4.47		3.09		(.48)
Contribution from Adviser	– 0	–	– 0	–(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.32		4.78		3.43		(.35)

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.19)		(.09)		– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.24)		(.72)		(.12)		– 0	–

Total dividends and distributions	(1.43)		(.91)		(.21)		– 0	–

Net asset value, end of period	$ 20.71		$ 20.82		$ 16.95		$ 13.73

Total Return
Total investment return based on net asset value(e)	6.28%		29.13%		25.18%		(2.49	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,275		$8,169		$760		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.25	%(f)	1.26%		1.41	%(g)	1.32	%(f)
Expenses, before waivers/ reimbursements	1.25	%(f)	1.26%		1.41	%(g)	1.32	%(f)
Net investment income	.37	%(f)	1.60%		2.05	%(g)	2.85	%(f)
Portfolio turnover rate	44%		68%		59%		47%

See footnote summary on page 34.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2007 (unaudited)		Year Ended June 30,				March 1, 2005(h) to June 30, 2005
			2007		2006

Net asset value, beginning of period	$ 20.92		$ 16.98		$ 13.74		$ 14.08

Income From Investment Operations
Net investment income(a)	.08		.32		.48		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.29		4.54		3.01		(.48)
Contribution from Adviser	– 0	–	– 0	–(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.37		4.86		3.49		(.34)

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.20)		(.13)		– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(1.24)		(.72)		(.12)		– 0	–

Total dividends and distributions	(1.48)		(.92)		(.25)		– 0	–

Net asset value, end of period	$ 20.81		$ 20.92		$ 16.98		$ 13.74

Total Return
Total investment return based on net asset value(e)	6.49%		29.59%		25.61%		(2.41)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,715		$19,421		$2,497		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.85	%(f)	.90%		1.09	%(g)	1.04	%(f)
Expenses, before waivers/ reimbursements	.85	%(f)	.90%		1.09	%(g)	1.04	%(f)
Net investment income	.79	%(f)	1.70%		2.81	%(g)	3.13	%(f)
Portfolio turnover rate	44%		68%		59%		47%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Net of expenses waived by the Transfer Agent.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Commencement of distributions.

34	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Garry L. Moody(1) Nancy P. Jacklin(1)
David H. Dievler(1)	Marshall C. Turner, Jr.(1)
John H. Dobkin(1)	Earl D. Weiner(1)
Michael J. Downey(1)

OFFICERS(2)

Philip L. Kirstein,

Senior Vice President and Independent
Compliance Officer

Gregory Eckersley, Vice President

Michael Levy, Vice President

Siobhan F. McManus, Vice President

Hiromitsu Agata, Vice President

Isabel Buccellati, Vice President

William Johnston, Vice President

Ian Kirwan, Vice President

Michele Patri, Vice President

David Robinson, Vice President

Lisa A. Shalett, Vice President

Valli Srikanthapalan, Vice President

Robert W. Scheetz, Vice President

Christopher M. Toub, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer & Chief Financial Officer

Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman &

Company

40 Water Street

Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein International Growth Fund’s portfolio are made by the International Growth Portfolio Oversight Group, comprised of senior members of the Global Emerging Markets Growth Investment Team and the International Large Cap Growth Investment Team. Messrs. Eckersley, Levy, Agata, Johnston, Robinson, Kirwan, Patri, Scheetz, and Toub and Mses. Buccellati, and Srikanthapalan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	35

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein International Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

36	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,978.8	International Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $83,666 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps for the most recent fiscal year; accordingly, the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[4] (12/31/06)		Fiscal Year End
International Growth Fund, Inc.[5]	Class A Class B Class C Class R Class K Class I Adv. Class	1.65 2.35 2.35 1.85 1.60 1.35 1.35	% % % % % % %	1.28 2.01 1.99 1.59 1.22 0.93 0.99	% % % % % % %	June 30

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

5	The stated caps were made effective on May 16, 2005.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	37

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional

38	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[7]
International Growth Fund, Inc.	$1,978.8	International Large Cap Growth[8] 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25 m	0.409%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:9

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
International Growth Fund, Inc.	International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund excludes any expense reimbursements related to expense caps.

8	Fees shown for the International Large Cap Growth Strategy, which is similar but more concentrated than the Fund’s strategy.

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	39

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee[12]	Lipper Group Median	Rank
International Growth Fund, Inc.[13]	0.750	0.871	1/9

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

13	The Fund’s EG includes the Fund, five other International Multi-Cap Core Funds (“IMLC”) and three other International Large-Cap Growth Funds (“ILCG”).

40	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.15

Fund	Expense Ratio (%)[16]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Growth Fund, Inc.[17]	1.427	1.472	5/9	1.588	13/47

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this

14	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

17	The Fund’s EU includes the Fund, EG and all other IMLC and ILCG funds, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	41

type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.18 During the Fund’s most recently completed fiscal year, ABI received from the Fund $184,876, $3,632,603 and $102,381 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $620,309 in fees from the Fund.19

18	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $26,491 under the offset agreement between the Fund and ABIS.

42	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.  POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	43

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund 20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended December 31, 2006.22

International Growth Fund, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	25.04	25.21	25.73	4/6	35/56
3 year	22.89	17.54	19.00	1/5	3/42
5 year	20.29	14.14	14.04	1/4	1/36
10 year	11.49	9.83	8.62	1/3	2/13

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

21	The Fund’s PG and PU are not identical to the Fund’s EG and EU as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

44	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Fund, Inc.	25.04	22.89	20.29	11.49	11.25	14.02	1.22	5
MSCI All Country World ex US Index (Net)	26.65	21.32	16.42	N/A	N/A	13.66	1.01	5
MSCI World ex US Index (Net)	25.71	20.10	15.25	7.96	8.89	13.37	0.95	5

Inception Date: June 2, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	45

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

46	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	47

NOTES

48	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	49

NOTES

50	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	51

NOTES

52	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IG-0152-1207

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

3

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Growth Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	February 28, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 28, 2008

5